UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2007

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32877	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of Principal Executive Offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 13, 2007, Pro-Pharmaceuticals, Inc. (the “Company”) determined that the common stock purchase warrants (the “Warrants”) that were issued as part of its equity finance transactions in October 2003, April 2004 and August 2004, which were accounted for in stockholders’ equity at fair value upon issuance, should have been accounted for as liabilities. The Warrants, when classified as liabilities, are required to be marked to market at fair value at each reporting period, which results in a non-cash charge or credit to other income and expense in the Company’s Statement of Operations. The Company is currently quantifying the effect of the error on its financial statements. Accounting for the Warrants as liabilities does not change the Company’s operating expenses or its cash position.

The Company and the Audit Committee of its Board of Directors have concluded that the Company’s audited financial statements for the years ended December 31, 2005, 2004, and 2003, as well as related reports of the Company’s independent registered public accounting firm, and interim reports from the first quarter of 2004 through the third quarter of 2006, should no longer be relied upon. The Company intends to restate its financial statements and related financial information for the years ended December 31, 2005, 2004 and 2003 and related interim reports during the years ended December 31, 2006 and 2005, respectively, in its Annual Report on Form 10-K for the year ended December 31, 2006. As soon as practicable thereafter, the Company intends to amend its previously filed Quarterly Reports on Form 10-Q for each of the first three quarters in the year ended December 31, 2006.

The Company and the chair of the Audit Committee of the Company’s Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

The Company issued a press release dated February 16, 2007 (the “Press Release”), a copy of which is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

This Current Report on Form 8-K and the Press Release may contain forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and “should,” and their variants, identify forward-looking statements. Forward-looking statements include the Company’s expectations regarding the need to amend or restate its financial statements, the reasons for the amendment or restatement, the periods affected, the impact of the amended or restated financial information on the Company’s results and its expectations regarding the filing of the restated or amended financial statements. These statements speak only as of the date hereof and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the final outcome of the Company’s accounting review and actions that may be taken or required as a result of the expected restatement or amendment, and the conclusions reached by the Company’s management, Audit Committee, Board of Directors or its independent registered public accounting firm based on the results of the review. For other factors that could cause the Company’s results to vary from expectations, please see the section entitled “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the three months ended September 30, 2006 and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any obligation to revise or update publicly and forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release dated February 16, 2007, entitled “Pro-Pharmaceuticals to Account for Warrants as Liabilities from 2003 and 2004 Equity Finance Transactions”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Carl L. Lueders
Carl L. Lueders
Chief Financial Officer

Date: February 16, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release dated February 16, 2007, entitled “Pro-Pharmaceuticals to Account for Warrants as Liabilities from 2003 and 2004 Equity Finance Transactions”

*	filed herewith